UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The press release referred to under Item 8.01 below is also being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 8.01. Other Events.

     On October 21, 2004, RSA Security Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     See the Exhibit Index attached to this Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc. (Registrant)

Date: October 21, 2004	By:	/s/Jeffrey D. Glidden Jeffrey D. Glidden Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 21, 2004, announcing the financial results of RSA Security Inc. for the third quarter ended September 30, 2004.